EXHIBIT 32
----------




                             CERTIFICATIONS OF
            CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                    PURSUANT TO 18 U.S.C. SECTION 1350,
                 AS ADOPTED PURSUANT TO SECTION 906 OF THE
                        SARBANES-OXLEY ACT OF 2002
            ---------------------------------------------------



      The following statement is provided by the undersigned to accompany the Quarterly Report on Form 10-Q for the quarter ended September 30, 2006, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed pursuant to any provision of the Securities Exchange Act of 1934 or any other securities law:

      Each of the undersigned certifies that the foregoing Report on Form 10-Q fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m) and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of ALP Liquidating Trust.




                                         /s/   Gary Nickele
                                         ------------------------------
                                         Gary Nickele
                                         Chief Executive Officer




                                         /s/   Gailen J. Hull
                                         ------------------------------
                                         Gailen J. Hull
                                         Chief Financial Officer and
                                         Principal Accounting Officer